OPPENHEIMER FLORIDA MUNICIPAL FUND

Supplement dated May 31, 2001 to theProspectus
dated November 27, 2000

1. The supplement dated April 12, 2001 is hereby replaced.
2.	The paragraph captioned “Portfolio Manager” under the section “How the Fund Is Managed” on page 12 is deleted and replaced with the following:

Portfolio Managers. The portfolio managers of the Fund are Jerry Webman and Merrell Hora. They are the persons primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Webman is a Vice President of the Fund and a Senior Vice President and Director of the Fixed Income Department of the Manager. Prior to joining the Manager in February 1996, Mr. Webman was Vice President at Prudential Investment Corporation from November 1990.
Mr. Hora is a Vice President of the Fund and an Assistant Vice President of the Manager since July 1999. He is also a portfolio manager of other Oppenheimer funds and formerly a Senior Quantitative Analyst for the Fixed Income Department’s Quantitative Analysis Team from July 1998 to August 2000. Prior to joining the Manager in July 1998 he was a quantitative analyst with a subsidiary of the Cargill Financial Services Group from January 1997 to September 1997 and also held numerous positions at the University of Minnesota from which he obtained his Ph.D. in Economics.

3.	The Board of Trustees of Oppenheimer Florida Municipal Fund has approved a change in the Fund’s investment objective, subject to shareholder approval. Currently, the Fund’s investment objective is to seek as high a level of current interest income exempt from federal income taxes for individual investors as is available from municipal securities, consistent with preservation of capital. The Fund also seeks to offer investors the opportunity to own fund shares exempt from Florida intangible personal property taxes. The Florida legislative has approved changes in the state’s intangible personal property tax. The changes increase the exemption from the intangible personal property tax to the first $250,000.00 market value of holdings for single filers (from the first $20,000.00 currently) and to $500,000.00 for married couples filing jointly (from $40,000.00 currently). As a result of the higher exemptions, individuals and businesses will see a reduction in their intangible tax bills, and many will have no intangible tax liability. It is anticipated that this legislation will be signed into law. When this legislation takes effect, the benefits of investing in the Fund will be eliminated for many of the Fund’s shareholders. The proposed investment objective for the Fund approved by the Board is to seek high current income exempt from federal income taxes for individual investors as is available from investing primarily in high yield, lower rated municipal securities. Approval by the Fund’s shareholders is required before the Fund’s investment objective can be changed. Shareholders of the Fund will soon receive proxy material explaining the proposed change in investment objective. If that proposed change is approved by shareholders, the prospectus will be revised to reflect the change.

May 31, 2001            795PS015

OPPENHEIMER FLORIDA MUNICIPAL FUND

Supplement dated May 31, 2001 to the Statement of Additional Information dated November 27, 2000

The Statement of Additional Information is amended as follows:

1. The following is added as the sixth paragraph on page 31: Merrell Hora, Vice President and Portfolio Manager, Age: 32 Two World Trade Center, New York, New York 10048-0203
Assistant Vice President of the Manager (since July 1999); a portfolio manager of other Oppenheimer funds; formerly a Senior Quantitative Analyst for the Fixed Income Department’s Quantitative Analysis Team (July 1998 – August 2000); prior to joining the Manager in July 1998 he was a quantitative analyst with a subsidiary of the Cargill Financial Services Group (January 1997 – September 1997) and also held numerous positions at the University of Minnesota from which he obtained his Ph.D. in Economics.

May 31, 2001              795PX011